UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2010

OPTELECOM-NKF, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-8828	52-1010850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 Cloverleaf Center Drive, Germantown, Maryland	20874
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (301) 444-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement.

See the discussion below under Item 2.03.

Section 2 — Financial Information

Item 2.02      Results of Operations and Financial Condition.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On March 9, 2010, Optelecom-NKF, Inc. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2009. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 5, 2010, the Company entered into an amended and restated subordinated promissory note (the “Note”) with Draka Holding N.V. (“Draka”), pursuant to which Draka agreed to extend the term of the Note to March 8, 2011.  The current principal amount under the Note is €9,137,623.  In consideration of Draka’s agreement to extend the term of the Note, the Company agreed to pay Draka €155,167 under the Note and to make quarterly interest payments on the Note at an annual interest rate of 10%.  Additionally, the Company agreed that if it has cash on hand in excess of $2,500,000 at the end of any calendar quarter, it will pay such excess cash to Draka as a prepayment on the Note.  The Company’s obligations under the Note are secured by the assets of the Company and a pledge of sixty five percent (65%) of the shares of Optelecom-NKF Holding B.V., the Company’s holding company in The Netherlands. The Company is permitted under the Note to obtain up to a $750,000 revolving line of credit that will be senior in priority to the Note and the Company’s operating subsidiary in The Netherlands is permitted to obtain up to a $250,000 revolving line of credit.  Immediately prior to the amendment and restatement of the Note, the Company paid in full its senior term loan and line of credit facilities with Manufacturers and Traders Trust Company.

This summary of the terms of the Note is qualified in its entirety by the text of the Note, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

Exhibit 10.1	Amended and Restated Subordinated Promissory Note dated March 5, 2010.

Exhibit 99.1	Press Release of Optelecom-NKF, Inc., dated March 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTELECOM-NKF, INC.

		By:	/s/ David Patterson
David Patterson
President and Chief Executive Officer

Date:	March 10, 2010

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

OPTELECOM-NKF, INC.

EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

10.1	Amended and Restated Subordinated Promissory Note dated March 5, 2010.

99.1	Press Release of Optelecom-NKF, Inc., dated March 9, 2010.